EXHIBIT 10.8

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT
AGREEMENT, LIMITED WAIVER AND CONSENT

          THIS AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT, LIMITED WAIVER AND CONSENT (the “Amendment Agreement”) is made and entered into this 14th day of November, 2006, among RADIATION THERAPY SERVICES, INC., a Florida corporation (the “Borrower”), each Subsidiary Guarantor party to a Subsidiary Guaranty pursuant to the terms of the Credit Agreement (as defined below), BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), and the Lenders party hereto.  Unless the context otherwise requires, capitalized terms used but not defined herein have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H:

          WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Fourth Amended and Restated Credit Agreement dated as of December 16, 2005 (as hereby amended and as may be modified, supplemented, amended or amended and restated from time to time, the “Credit Agreement”), whereby the Lenders have made available to the Borrower a term loan B facility and a revolving credit facility with a letter of credit subfacility and a swing line subfacility; and

          WHEREAS, the Borrower has notified the Administrative Agent that it proposes to acquire (through a newly created wholly-owned Subsidiary, Michigan Radiation Therapy Management Services, Inc.) Michigan Institute for Radiation Oncology, Inc.’s (“MIRO”) equity in Phoenix Management Company, LLC and American Consolidated Technologies, LLC and the option to acquire certain assets of and/or MIRO’s equity in Pontiac Investment Associates, LLC for an aggregate Acquisition Amount of not to exceed $48,800,000 (collectively, the “MIRO Acquisition”) (which notification is set forth as Exhibit A hereto), which Acquisition Amount will cause the aggregate Acquisition Amounts for 2006 to exceed the limitation set forth in Section 9.9 of the Credit Agreement, and the Borrower has requested that Section 9.9 of the Credit Agreement be amended to exclude the MIRO Acquisition from the limitation set forth therein for fiscal year 2006; and

          WHEREAS, as set forth in Exhibit A, the Borrower has requested that Section 11.10 of the Credit Agreement be amended to increase the Capital Expenditures limitation set forth therein to $50,000,000 for fiscal year 2006;

          WHEREAS, as further set forth in Exhibit A, the Borrower has requested that the Credit Agreement be amended to increase the allowance for purchase money indebtedness to $70,000,000; and

          WHEREAS, the Lenders have previously indicated to the Administrative Agent that the real property subject to the Mortgages has been taken as Collateral out of an “abundance of caution”, within the meaning of Financial Institutions Reform Recovery and Enforcement Act (FIRREA), to secure the Obligations under the Credit Agreement; and

          WHEREAS, the Borrower has requested that the deadline for receipt of certain of the Mortgages and Mortgage Property Support Documents with respect to the properties listed in Part 2 of Schedule 9.15 be extended until November 30, 2006 and any default under the Credit Agreement with respect to such Part 3 be waived so long as such requirements are satisfied by November 30, 2006 (the “Mortgage Document Delay”);

          WHEREAS, the Administrative Agent and the Lenders signatory hereto are willing so to effect such waivers of certain covenants, amendments to certain provisions and certain consents under the Credit Agreement, in each case as set forth below pursuant to the terms and conditions contained in this Agreement;

          NOW, THEREFORE, the Borrower, the Administrative Agent and the Lenders do hereby agree as follows:

          1.        Credit Agreement.  The term “Credit Agreement” as used herein and in the Credit Documents (as defined in the Credit Agreement) shall mean the Credit Agreement as hereby amended and modified.

          2.        Amendment.  Subject to the conditions set forth herein, the Credit Agreement is hereby amended as follows:

          (a)          Section 1.2 of the Credit Agreement is hereby amended to add a new definition of “MIRO Acquisition” and to amend and restate in its entirety the definition of “Mortgaged Property Support Documents”, to read as follows:

          “MIRO Acquisition” means the acquisition by the Borrower (through its wholly-owned Subsidiary, Michigan Radiation Therapy Management Services, Inc.) of Michigan Institute for Radiation Oncology, Inc.’s (“MIRO”) equity in Phoenix Management Company, LLC and American Consolidated Technologies, LLC and the option to acquire certain assets of and/or MIRO’s equity in Pontiac Investment Associates, LLC for an aggregate Acquisition Amount not to exceed $48,800,000.

          “Mortgaged Property Support Documents” shall mean, for each Mortgaged Property, (i) the Title Policy pertaining thereto, (ii) such surveys, flood hazard certifications and environmental assessments thereof as the Administrative Agent may require prepared by recognized experts in their respective fields selected by the Borrower and reasonably satisfactory to the Administrative Agent, (iii) as to the Mortgaged Properties located in a flood hazard area, such flood hazard insurance as the Administrative Agent may require, (iv) if required by the Administrative Agent, appraisals conducted by nationally recognized appraisal experts selected by the Administrative Agent in its reasonable discretion and reasonably acceptable to the Borrower, (v) with respect to facilities leased or subleased from third parties, such lessor’s estoppel, waiver and consent certificates as the Administrative Agent may reasonably require and the Borrower can deliver using its best efforts and subordination, nondisturbance and attornment agreements as the Administrative Agent may reasonably require, (vi) such owner’s or lessee’s affidavits as the Administrative Agent may reasonably require, (vii) such opinions of local counsel with respect to the Mortgages, as applicable, as the Administrative Agent may reasonably require, and (viii) such other documentation as the Administrative Agent may reasonably require, in each case as shall be in form and substance reasonably acceptable to the Administrative Agent.

(b) Section 1.7(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a)          Covenant Acquisition Adjustments.  Except as otherwise expressly provided herein, for purposes of calculating the Leverage Ratio and the Fixed Charge Coverage Ratio and, for purposes of Section 9.9(a)(ii), the prior fiscal year’s Consolidated EBITDA for any period (or a portion of a period) that includes the date of the consummation of any Permitted Acquisition, references to “the Borrower and its Subsidiaries” shall include each acquired Person, or lines of business, as applicable, the EBITDA of such acquired Person or line of business (such EBITDA to be formulated on the basis of the definition of Consolidated EBITDA set forth herein, subject to such customary adjustments by the Borrower as to which the Required Lenders do not object) and the interest expense of such acquired Person or line of business, as if the Acquisition had been consummated on the first day of any such period of measurement.

(c) Section 9.9(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(ii)          the Required Lenders shall have given their consent to such Acquisition which consent shall (A) not be unreasonably withheld and (B) be given within ten (10) Business Days from the Administrative Agent’s receipt of the information, in form and substance satisfactory to the Administrative Agent in its reasonable discretion, referred to in clauses (b) and (c) of this Section 9.9; provided that no such consent will be required if the Acquisition Amount with respect to such Acquisition, (y) shall not exceed $12,000,000, and (z) together with the aggregate of the Acquisition Amounts for all other Permitted Acquisitions consummated during the same fiscal year and the aggregate amount of any “earnout” payments made in such fiscal year with respect to any Permitted Acquisition, irrespective of when such Permitted Acquisition was consummated), shall not exceed (1) in the case of fiscal year 2005, $50,000,000, or (2) in the case of fiscal year 2006 and each fiscal year thereafter, 100% of Consolidated EBITDA for the preceding fiscal year (excluding, for fiscal year 2006 only, the Acquisition Amount attributable to the MIRO Acquisition in an amount not to exceed $48,800,000).

(d) Section 11.2(v) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(v)          purchase money Indebtedness of the Borrower and its Subsidiaries (including any Excluded Subsidiary) incurred solely to finance the payment of all or part of the purchase price of any equipment, real property or other fixed assets and  Indebtedness in respect of capital lease obligations, and any renewals, refinancings or replacements thereof, in an aggregate principal amount (including any such purchase money Indebtedness and capital leases existing on the Effective Date) outstanding at any time not exceeding $70,000,000;

(e) Section 11.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

11.10      Capital Expenditures.  The Borrower will not permit the aggregate Capital Expenditures of the Borrower and its Subsidiaries in any fiscal year to be greater than (i) in the case of fiscal year 2005, $35,000,000, (ii) in the case of fiscal year 2006, $50,000,000 and (iii) in the case of each other fiscal year, the percentage of the net book value of the Borrower’s Capital Assets determined as of the end of the immediately preceding fiscal year as set forth below, in each case excluding any Capital Expenditures for any Permitted Acquisition during such fiscal year:

Fiscal Year of Capital Expenditure	Percentage of Prior Fiscal Year’s Capital Assets

2007	30%
2008 and thereafter	25%

          3.        Consent to MIRO Acquisition.  Subject to the delivery of final audited financial statements for Michigan Institute for Radiation Oncology, Inc. and its subsidiaries, the Administrative Agent and the Lenders signatory hereto hereby consent to the MIRO Acquisition.   The Lenders hereby waive the requirement that the Borrower delivery the information required by Section 9.9(b) not less than ten (10) Business Days prior to the consummation of the MIRO Acquisition.  Notwithstanding the foregoing, the requirements set forth in Section 9.10 with respect to Michigan Radiation Therapy Management Services, Inc. must be timely satisfied, provided that, the Administrative Agent and the Lenders signatory hereto hereby agree that the Borrower and the applicable Subsidiaries shall have until February 28, 2007 to deliver the Mortgages and Mortgage Property Support Documents required pursuant to such section.

          4.        Limited Waiver to Mortgage Document Delay.  Subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders signatory hereto hereby waive any Default or Event of Default arising from the Mortgage Document Delay, provided that the remaining Mortgages and Mortgage Property Support Documents delivery requirements are satisfied by November 30, 2006.  The waivers set forth in this Section 4 are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Credit Agreement or any other Credit Document are intended to be effected hereby.

          5.        Representations, Warranties and Covenants.  The Borrower hereby represents, warrants and covenants that:

          (a)          The representations and warranties made by the Borrower in Article VIII of the Credit Agreement are true on and as of the date hereof, except to the extent that such representations and warran-ties expressly relate to an earlier date;

          (b)          There has been no Material Adverse Change in the condition, financial or otherwise, of the Borrower since the date of the most recent financial reports of the Borrower delivered pursuant to Section 9.1 of the Credit Agreement;

          (c)          The business and properties of the Borrower are not and have not been adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

          (d)          No Default or Event of Default, other than those addressed herein, has occurred and is continuing immediately prior to the effectiveness of this Amendment Agreement and no Default or Event of Default is continuing immediately after the effectiveness of this Amendment Agreement.

          6.        Conditions.  This Amendment Agreement shall become effective upon the Borrower delivering to the Administrative Agent the following:

(a) a counterpart of this Amendment Agreement duly executed by the Administrative Agent, such Lenders as are necessary to constitute the Required Lenders, the Borrower and the Subsidiary Guarantors;

(b) all fees and expenses payable by the Borrower by reason of this Amendment Agreement; and

(c) such other documentation, instruments, consents and agreements as the Administrative Agent shall reasonably request.

          7.        Full Force and Effect of Agreement.  Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all of the other Credit Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

          8.        Counterparts.  This Amendment Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

          9.        Documentation.  All instruments and documents incident to the consummation of the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Agent and its counsel; the Administrative Agent shall have received copies of all additional agreements, instruments and documents which it may reasonably request in connection therewith, such documents, when appropriate, to be certified by appropriate corporate or governmental authorities; and all proceedings of the Borrower relating to the matters provided for herein shall be satisfactory to the Administrative Agent and its counsel.

          10.      Entire Agreement.  This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter.  None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except as provided in the Credit Agreement.

          11.      Ratification.  Except as hereby specifically amended, modified or supplemented, the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

          12.      Consent of the Subsidiary Guarantors.  Each Subsidiary Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms, reaffirms and ratifies in all respects the Subsidiary Guaranty to which such Subsidiary Guarantor is a party (including without limitation the continuation of such Subsidiary Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of the Subsidiary Guaranty against such Subsidiary Guarantor in accordance with its terms.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

BORROWER:

RADIATION THERAPY SERVICES, INC.

By:	/s/ David M. Koeninger

Name:	David M. Koeninger
Title:	Executive Vice President – Chief Financial Officer

GUARANTORS:

21ST CENTURY ONCOLOGY, INC.
21ST CENTURY ONCOLOGY OF NEW JERSEY, INC.
21ST CENTURY ONCOLOGY OF KENTUCKY, LLC
21ST CENTURY ONCOLOGY OF ALABAMA, INC.
NEW YORK RADIATION THERAPY
MANAGEMENT SERVICES, INCORPORATED
NEVADA RADIATION THERAPY
MANAGEMENT SERVICES, INC.
FINANCIAL SERVICES OF SOUTHWEST
FLORIDA, LLC.
RADIATION THERAPY SCHOOL FOR
RADIATION THERAPY TECHNOLOGY, INC.
MARYLAND RADIATION THERAPY
MANAGEMENT SERVICES, INC.
NORTH CAROLINA RADIATION THERAPY
MANAGEMENT SERVICES, INC.
CALIFORNIA RADIATION THERAPY
MANAGEMENT SERVICES, INC.
21ST CENTURY ONCOLOGY OF HARFORD
COUNTY, MARYLAND LLC
21ST CENTURY ONCOLOGY OF PENNSYLVANIA, INC.
NEW ENGLAND RADIATION THERAPY
MANAGEMENT SERVICES, INC.
ARIZONA RADIATION THERAPY MANAGEMENT
SERVICES, INC.

By:	/s/ David M. Koeninger

Name:	David M. Koeninger
Title:	See ATTACHMENT A for title for each Guarantor.

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED
CREDIT AGREEMENT, LIMITED WAIVER AND CONSENT

ATTACHMENT A TO SIGNATURE PAGE

David M. Koeninger is the Vice President of each of the following Guarantors:

•	21st Century Oncology, Inc.
•	21st Century Oncology of New Jersey, Inc.
•	21st Century Oncology of Alabama, Inc.
•	New York Radiation Therapy Management Services, Incorporated
•	Nevada Radiation Therapy Management Services, Inc.
•	Financial Services of Southwest Florida, LLC
•	Radiation Therapy School For Radiation Therapy Technology, Inc.
•	Maryland Radiation Therapy Management Services, Inc.
•	North Carolina Radiation Therapy Management Services, Inc.
•	21st Century Oncology of Harford County, Maryland LLC
•	21st Century Oncology of Pennsylvania, Inc.
•	New England Radiation Therapy Management Services, Inc.
•	Arizona Radiation Therapy Management Services, Inc.

David M. Koeninger is the Chief Financial Officer of each of the following Guarantors:

•	21st Century Oncology of Kentucky, LLC
•	California Radiation Therapy Management Services, Inc.

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED
CREDIT AGREEMENT, LIMITED WAIVER AND CONSENT

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Kristine Thennes

Name:	Kristine Thennes
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender, as Swingline Lender and as Issuing Bank

By:	/s/ Alexander L. Rody

Name:	Alexander L. Rody
Title:	Senior Vice President

FIFTH THIRD BANK

By:

Name:
Title

SUNTRUST BANK

By:	/s/ Pamela W. Peters

Name:	Pamela W. Peters
Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Kirk Tesch

Name:	Kirk Tesch
Title:	Vice President

REGIONS BANK

By:

Name:
Title:

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED
CREDIT AGREEMENT, LIMITED WAIVER AND CONSENT

NATIONAL CITY BANK OF KENTUCKY

By:	/s/ Deroy Scott

Name:	Deroy Scott
Title:	Senior Vice President

CAROLINA FIRST BANK

By:	/s/ Kevin M. Short

Name:	Kevin M. Short
Title:	Senior Vice President

THE INTERNATIONAL BANK OF MIAMI, N.A.

By:	/s/ Panayiotis Ch. Zotos

Name:	Panayiotis Ch. Zotos
Title:	Senior Vice President

LASALLE BANK, NATIONAL ASSOCIATION

By:	/s/ Whitney M. Black

Name:	Whitney M. Black
Title:	Assistant Vice President

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED
CREDIT AGREEMENT, LIMITED WAIVER AND CONSENT

U.S. BANK, NATIONAL ASSOCIATION

By:	/s/ Thomas A. Heckman

Name:	Thomas A. Heckman
Title:	Vice President

DENALI CAPITAL LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO V, LTD., or an affiliate

By:	/s/ Nicole D. Kouba

Name:	Nicole D. Kouba
Title:	Vice President

DENALI CAPITAL LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VI, LTD., or an affiliate

By:	/s/ Nicole D. Kouba

Name:	Nicole D. Kouba
Title:	Vice President

DENALI CAPITAL LLC, managing member of DC Funding Partners, portfolio manager for DENALI CAPITAL CREDIT OPPORTUNITY FUND FINANCING, LTD., or an affiliate

By:	/s/ Nicole D. Kouba

Name:	Nicole D. Kouba
Title:	Vice President

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED
CREDIT AGREEMENT, LIMITED WAIVER AND CONSENT

EXHIBIT A

See attached.